Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
(14)	Commitments and Contingencies:

In the ordinary course of business, the Bank has various outstanding commitments and contingent liabilities that are not reflected in the accompanying consolidated financial statements. The table below outlines the Company’s open loan commitments at December 31, 2017 and December 31, 2016:

	December 31,
	2017	2016
Commitments to extend credit	$54,458	$43,365
Standby letters of credit	143	228
Unused commercial lines of credit	62,910	59,790
Unused home equity lines of credit	32,701	31,818
Unused personal lines of credit	17,048	18,559

The Company and the Bank have agreed to enter into employment agreements with certain officers, which provide certain benefits in the event of their termination following a change in control of the Company or the Bank. The employment agreements provide for an initial term of three years. On each anniversary of the commencement date of the employment agreements, the term of each agreement may be extended for an additional year at the discretion of the Board. In the event of a change in control of the Company or the Bank, as defined in the agreement, the officers shall be paid an amount equal to 2.9 times the officer’s base salary as defined in the employment agreement.

The Company and the Bank have entered into commitments to rent facilities, purchase services and lease operating equipment that are non-cancelable. At December 31, 2017, future minimal purchase, lease and rental commitments were as follows:

Years Ending December 31,
2018	$2,286
2019	1,953
2002	202
2021	169
2022	110

Total	$4,720

The Company incurred rental expenses of approximately $130,000, $127,000 and $61,000 for the years ended December 31, 2017 December 31, 2016 and December 31, 2015, respectively. In the normal course of business, the Bank and Corporation have entered into operating contracts necessary to conduct the Company’s daily business. The most significant operating contract is for the Bank’s data processing services, ACH item processing and ATM / Debit card processing which is variable based on the number of accounts and usage but has an expected annual cost of approximately $2.8 million annually.

The Company is partially self-insured for medical benefits provided to employees. Heritage Bank is named as the plan administrator for this plan and has retained Anthem Blue Cross Blue Shield (“Anthem”) to process claims and handle other duties of the plan. Anthem does not assume any liabilities as a third-party administrator. The Bank purchased two stop-loss insurance policies to limit total medical claims from Anthem. The first specific stop-loss policy limits the Company’s annual cost per covered individual in 2015, 2016 and 2017 to $90,000, $90,000 and $100,000, respectively. The Company has purchased a second stop-loss policy that limits the aggregate claims for the Company in 2017, 2016 and 2015 at $1.7 million, $1.8 million and $1.7 million, respectively, based upon the Company’s enrollment during those years. The Company has established a liability for outstanding claims as well as incurred but unreported claims. While management uses what it believes are pertinent factors in estimating the plan liability, the actual liability is subject to change based upon unexpected claims experience and fluctuations in enrollment during the plan year. At December 31, 2017 and December 31, 2016, the Company recognized a liability for self-insured medical expenses of approximately $172,000 and $256,000, respectively.

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit, standby letters of credit, and financial guarantees. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets. The contract or notional amounts of those instruments reflect the extent of involvement the Company has in particular classes of financial instruments.

The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit and financial guarantees written is represented by the contractual notional amount of those instruments. The Company uses the same credit policies in making these commitments and conditional obligations as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation of the counter-party. Collateral held varies but may include property, plant, and equipment and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third-party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing, and similar transactions. Most guarantees extend from one to two years. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

The Bank, in the normal course of business, originates fixed rate mortgages that are sold to Freddie Mac. Upon tentative underwriting approval by Freddie Mac, the Bank issues a best effort commitment to originate a fixed rate first mortgage under specific terms and conditions that the Bank intends to sell to Freddie Mac. The Bank no longer assumes a firm commitment to originate fixed rate loans, thus eliminating the risk of having to deliver loans they did not close or pay commitment fees to make Freddie Mac whole.

The Company is subject to various claims and legal actions that have arisen in the course of conducting business. The Company records these as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated. Management does not expect the ultimate disposition of these matters to have a material adverse impact of the Company’s consolidated financial statements.

On May 4, 2017, the Company, its directors, and a former director, were named as defendants in a lawsuit filed in the Court of Chancery in the State of Delaware by Company stockholders, Stilwell Associates, L.P., Stilwell Activist Fund, L.P. and Stilwell Activist Investments, L.P. (collectively, the “Plaintiffs”), concerning the adoption of Article III, Section 13 of the Company’s Amended and Restated Bylaws.

On October 3, 2017, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors adopted amendments to Article III, Section 13 of the Bylaws. See the Company’s Current Report on Form 8-K filed on October 4, 2017.

On October 25, 2017, the Court of Chancery granted the parties’ stipulation regarding dismissal of the lawsuit and dismissed the lawsuit without prejudice, subject to possible consideration of a Fee and Expense Application by the Plaintiffs. On October 26, 2017, the Company disclosed the dismissal in a press release on the Company’s Current Report on Form 8-K filed on October 26, 2017. See subsequent event note related to this lawsuit.